                                                                   Exhibit 10.38



                             MODIFICATION AGREEMENT
                             ----------------------

          WHEREAS, as of October 26, 2000 and January 10, 2001, Kaire Holdings, Incorporated, a Delaware corporation (the "Company"), pursuant to Subscription Agreement dated October 26, 2000 ("Subscription Agreement") issued Convertible Notes ("Notes") to the Subscribers, and Warrants in connection with the initial funding (amounts designated on Schedule A hereto); and

          WHEREAS, the Company and Subscribers have determined that it is in the Company's best interests to modify the Subscription Agreement as to the amount of the funding and the nature and number of warrants issued pursuant to the Subscription Agreement.

          It is now therefore agreed by the Company and Subscribers for good and valuable consideration, receipt of which is hereby acknowledged, that:

     1. Pursuant to the Subscription Agreement, specifically Sections 6, 11.2(e)ii, 11.2(e)iii and 11.4, the cumulative number of warrants (hereinafter referred to as "Cumulative Warrants") to be issued and registered shall be 10,409,836. Of this amount, 2,500,000 warrants have been previously issued (hereinafter referred to as "Initial Warrants"). The balance of the warrants to be issued, upon effectiveness of the Registration Agreement, is 7,909,836 (hereinafter referred to as "Remainder Warrants"). All warrants will have a cashless feature as specified in section 2.2 "Cashless Exercise" of the Common Stock Purchase Warrant agreements.

     2. The Registration Statement contemplated under Section 10.1 of the Subscription Agreement, shall affect the registration of the Cumulative Warrants.

     3. The Remainder Warrants shall be issued to: Talbiya B. Investments LTD ("Talbiya") and Libra Finance S.A. ("Libra"). Talbiya shall be issued 5,273,224 Remainder Warrants, and Libra shall be issued 2,636,612 Remainder Warrants.

     4. The cumulative financing amount contemplated in the Subscription Documents is USD 8,000,000.00. The investors put obligations (remaining amounts to be funded) are as follows:

               Investor                             Put Amount
               --------                             ----------
               THE KESHET FUND L.P.                 $1,013,440
               KESHET, L.P                          $3,486,650
               BALMORE S.A.                         $2,249,910

     5. All terms employed in this Modification Agreement, unless otherwise defined herein, shall have the same meanings attributed to them in the Subscription Agreement and Notes.

     6. Except as modified herein, the Subscription Documents shall remain in full force and effect.

     7. This Modification Agreement constitutes the binding obligation of the Company.


                     [THIS SPACE INTENTIONALLY LEFT BLANK]



                                Please acknowledge your acceptance of the foregoing Modification Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                         Kaire Holdings, Incorporated

                         By:    ________________________________
                         Name:
                         Title:

                         Dated: March 6, 2001



PUT
---

Put Note Purchase Price
(including Section 11.2(e) Put Amount): $1,013,440



ACCEPTED: Dated as of March 6, 2001


THE KESHET FUND L.P. - Subscriber
135 West 50/th/ Street, Suite 1700
New York, NY 10020
Fax: 212-541-4434



By:______________________________

     Please acknowledge your acceptance of the foregoing Modification Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                               KAIRE HOLDINGS INCORPORATED
                               A Delaware Corporation



                               By:____________________________


                               Dated: March 6, 2001



PUT
---

Put Note Purchase Price
(including Section 11.2(e) Put Amount): $3,486,650



ACCEPTED: Dated as of March 6, 2001


KESHET, L.P.- Subscriber
Ragnall House, 18 Peel Road
Douglas, Isle of Man
1M1 4L2, United Kingdom
Fax: 011-44-1624-661594


By:______________________________

     Please acknowledge your acceptance of the foregoing Modification Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                               KAIRE HOLDINGS INCORPORATED
                               A Delaware Corporation



                               By:__________________________


                               Dated: March 6, 2001



PUT
---

Put Note Purchase Price
(including Section 11.2(e) Put Amount): $2,249,910



ACCEPTED: Dated as of March 6, 2001


BALMORE S.A. - Subscriber
P.O. Box 4603
Zurich, Switzerland
Fax: 011-411-201-6262


By:_______________________